                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 30, 1998.

                                 OWENS CORNING
             (Exact name of registrant as specified in its charter)

Delaware                             1-3660                34-4323452
(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)         Identification No.)

One Owens Corning Parkway                                     43659
Toledo, Ohio                                                (Zip Code)
(Address of principal executive offices)

                                 (419) 248-8000
              (Registrant's telephone number, including area code)

Item 5.   Other Events.

          Owens Corning, a Delaware corporation (the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-47961. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Company has created two series of Debt Securities for issuance under an Indenture dated as of May 5, 1997, between the Company and The Bank of New York (the "Indenture") in the aggregate principal amount of $550,000,000. Such series have been designated as the Company's 7.5% Notes due May 1, 2005 (the "2005 Notes") and 7.7% Notes due May 1, 2008 (the "2008 Notes" and, together with the 2005 Notes, the "Notes"). The $300,000,000 of 2005 Notes will be represented by two Global Securities, one in the aggregate principal amount of $200,000,000 and one in the aggregate principal amount of $100,000,000 (the "2005 Global Securities") and the $250,000,000 of 2008 Notes will be represented by two Global Securities one in the aggregate of principal amount of $200,000,000 and one in the aggregate principal amount of $50,000,000 (the "2008 Global Securities" and, together with the 2005 Global Security, the "Global Securities") except that in certain circumstances as provided in such Indenture, the Global Securities will be exchanged for Notes in definitive form. Copies of the forms of specimen Global Securities are being filed as exhibits to this report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

                                    EXHIBITS

Designation               Description               Method of Filing
--------------  -------------------------------  -----------------------

Exhibit 1.1     Form of Underwriting             Filed with this Report
                Agreement dated April 30,
                1998.

Exhibit 4.1     Form of specimen Global          Filed with this Report.
                Security related to Owens
                Corning's 7.5% Notes due
                May 1, 2005.

Exhibit 4.2     Form of specimen Global          Filed with this Report.
                Security relating to Owens
                Corning's 7.7% Notes due
                May 1, 2008.

Exhibit 5.1     Opinion of Shearman &            Filed with this Report.
                Sterling.

Exhibit 23.1    Consent of Shearman &            Filed with this Report.
                Sterling is contained in their
                opinion set forth in Exhibit
                5.1.


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    OWENS CORNING
                                    Registrant

                                    By: /s/ Domenico Cecere
                                    Domenico Cecere
                                    Senior Vice President and
                                    Chief Financial Officer

Dated: April 30, 1998

                                 EXHIBIT INDEX

Designation                   Description
--------------  ----------------------------------------

Exhibit 1.1     Form of Underwriting Agreement dated
                April 30, 1998.

Exhibit 4.1     Form of specimen Global Security
                related to Owens Corning's 7.5% Notes
                due May 1, 2005.

Exhibit 4.2     Form of specimen Global Security
                relating to Owens Corning's 7.7%
                Notes due May 1, 2008.

Exhibit 5.1     Opinion of Shearman & Sterling.

Exhibit 23.1    Consent of Shearman & Sterling is
                contained in their opinion set forth in
                Exhibit 5.1.
